UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2023, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). During the Annual Meeting, stockholders of the Company were asked to consider and vote upon four proposals: (1) election of the seven Board of Directors nominees set forth in the Company's 2023 Proxy Statement, (2) ratification of the appointment of Assure CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, (3) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers, and (4) vote on the frequency of future shareholder advisory votes on executive compensation.

As of the record date for the Annual Meeting, March 31, 2023, there were 103,035,152 shares of common stock outstanding and entitled to vote. Of the shares of common stock outstanding on the record date, the holders of common stock entitled to vote with respect to 66,209,826 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors.

All of the nominees for directors were elected to serve for a term that expires at the 2024 annual meeting of stockholders, by the votes set forth below.

Nominee	Voted For	Withheld
Corrado De Gasperis	48,068,184	1,234,018
Leo M. Drozdoff	48,646,142	656,060
Kevin E. Kreisler	47,711,328	1,590,874
Walter A. Marting, Jr.	48,036,943	1,265,259
William J. Nance	47,974,967	1,327,235
Güez J. Salinas	48,631,909	670,293
Kristin M. Slanina	47,740,504	1,561,698

There were 16,907,624 broker non-votes with respect to this proposal.

2. Ratification of appointment of independent registered public accounting firm (the “auditors.”)

The appointment of Assure CPA, LLC, as the Company’s auditors for the fiscal year ending December 31, 2023, was ratified by the stockholders as set forth below.

Voted For	Voted Against	Abstain
65,482,155	525,171	202,500

The appointment of Assure CPA, LLC is a routine matter and, therefore, there were no broker non-votes.

3. Advisory vote on executive compensation.

The stockholders approved, on a non-binding advisory basis, the compensation of the named executive officers as set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
45,915,144	2,476,206	910,852	16,907,624

4. Advisory vote on the frequency of the shareholder advisory vote on executive compensation.

The stockholders voted on the frequency of non-binding shareholder votes on the compensation of the named executive officers as set forth below.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
47,588,298	734,447	451,218	528,239	16,907,624

Item 7.01 Regulation FD.

The Company’s Executive Chairman and CEO provided a brief overview of the Company’s three lines of businesses, Comstock Fuels, Comstock Metals, Comstock Mining and Quantum Generative Materials (physics-based, generative artificial intelligence) at the Annual Meeting. The overview was consistent with the Annual Shareholder letter that can be found in the Annual Report at https://www.sec.gov/Archives/edgar/data/1120970/000114036123018426/brhc20051390_ars.pdf

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: May 30, 2023	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer